MASSMUTUAL SELECT FUNDS

Supplement dated June 16, 2009 to the

Prospectus dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective June 16, 2009, Systematic Financial Management, L.P. (“Systematic”) was added as a Co-Sub-Adviser to the Mid-Cap Value Fund.

Effective June 16, 2009, the following information replaces the information found under Principal Investment Strategies and Risks for the Mid-Cap Value Fund:

The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its net assets in the stocks of mid-cap companies. “Mid-cap” companies are defined as those with market capitalizations in the range of $500 million to $10 billion at the time of purchase or whose market capitalizations, at the time of purchase, fall within the range of companies in the Russell Midcap® Value Index – as of January 31, 2009, between $8.51 million and $13.96 billion. The range of capitalization of companies included in the Russell Mid Cap Value Index will fluctuate as market prices increase or decrease. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted. Each Sub-Adviser will not automatically sell the stock of a company it already owns just because the company’s market capitalization has fallen outside these ranges. Portfolio holdings will be primarily in U.S. issuers, although the Fund may gain exposure to non-U.S. issuers through the purchase of ADRs.

Cooke & Bieler, L.P. (“Cooke & Bieler”), seeks out companies that it believes are undervalued and possess strong financial positions. Cooke & Bieler utilizes a fundamental, bottom-up investment strategy, selecting equity securities for the Fund based on its analysis of a company’s financial characteristics, assessment of the quality of a company’s management and the implementation of valuation discipline. Generally, Cooke & Bieler will hold between 30 to 50 securities in its portion of the portfolio. Cooke & Bieler believes that its assessment of business quality and emphasis on valuation will protect the Fund’s assets in down markets, while its insistence on financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Cooke & Bieler generally sells a stock when it believes the stock has achieved its fair value, when it is determined that the long-term quality of the company has diminished or when more attractive alternatives are available.

Systematic Financial Management, L.P. (“Systematic”) employs a two-prong bottom-up investment approach that unifies the attributes of quantitative screening and fundamental research in an integrated, robust and repeatable process. Systematic’s investment strategy originates with a quantitative screening of all companies (U.S. Equity, REITS, ADRs and foreign securities traded on U.S. markets) with market capitalizations generally consistent with that of the Russell MidCap® Index. The companies are ranked by attractive valuation and a positive earnings catalyst. A positive earnings catalyst occurs when a company exceeds flat to rising earnings estimates due to improving fundamentals, which may be and often is indicative of future stock price appreciation. The screening process generates a research focus list of approximately 150 companies meriting rigorous fundamental analysis to confirm each stock’s value and catalysts for appreciation. The fundamental analysis involves analyzing a company’s income statement, financial statements and health, its management and competitive advantages, current valuation, and its competitors and markets. Systematic’s allocated portion of the Fund’s portfolio typically will consist of between 60-80 companies.

Systematic generally sells a stock when the stock’s price has appreciated to the level that Systematic considers to be the stock’s fair value. Systematic also sells portfolio securities when Systematic’s analysis leads Systematic to anticipate downward earnings revisions for a company, a company experiences an unexpected earnings announcement or Systematic identifies other investment opportunities that it believes to be more attractive.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Value Company Risk and Leveraging Risk.

The following information replaces similar information for the Destination Retirement Funds:

The following table lists each Destination Retirement Fund’s approximate asset allocation among equity, fixed income & short term/money market and certain other funds as of June 5, 2009. The table also lists the approximate asset allocation, as of June 5, 2009, to certain Underlying Funds in which a Destination Retirement Fund currently invests 5% or more. Other Underlying Funds in which the Destination Retirement Funds currently invest are listed below the table. MassMutual may change these percentages at any time and may invest in any other Underlying Funds, including any Underlying Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040	Destination Retirement 2050
Equity	32.1%	53.9%	77.4%	88.1%	92.6%	94.0%
Domestic Equity
Select Fundamental Value (Wellington Management)	1.4%	2.6%	5.0%	7.1%	8.0%	8.3%
Select Blue Chip Growth (T. Rowe Price)	0.4%	1.3%	2.3%	4.7%	4.5%	7.6%
Premier Enhanced Index Growth (Babson Capital)	3.8%	5.8%	7.3%	5.0%	5.6%	6.0%
Premier Enhanced Index Value (Babson Capital)	3.8%	6.1%	6.8%	5.6%	5.3%	5.5%
Premier Main Street Small Cap (OFI Institutional)	1.3%	2.6%	6.0%	4.7%	4.3%	4.3%
Select Large Cap Growth (Rainier)	1.5%	2.8%	4.1%	5.4%	5.7%	2.1%
Select Diversified Value (AllianceBernstein)	1.0%	1.7%	3.3%	4.8%	5.4%	5.5%

International Equity
Select Overseas (AllianceBernstein/MFS/Harris)	3.1%	6.6%	9.0%	9.5%	11.0%	11.5%
Select Diversified International (AllianceBernstein)	1.2%	2.9%	4.4%	5.1%	4.9%	5.0%

Fixed Income & Short Term/Money Market	65.9%	44.8%	21.2%	10.5%	6.0%	4.5%
Premier Short-Duration Bond (Babson Capital)	15.1%	7.7%	1.5%	1.0%	0.8%	0.4%
Premier Diversified Bond (Babson Capital)	14.3%	11.1%	5.9%	1.7%	0.7%	0.4%
Premier Inflation-Protected and Income (Babson Capital)	14.2%	10.1%	5.0%	2.6%	0.7%	0.6%
Premier Core Bond (Babson Capital)	7.2%	6.0%	3.0%	0.9%	0.6%	0.4%
Premier International Bond (Baring)	5.0%	3.3%	2.1%	1.9%	2.0%	1.6%

Other	2.0%	1.3%	1.4%	1.4%	1.4%	1.5%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income & short term/money market and certain other funds may therefore not equal 100%.

Other Underlying Funds in which the Destination Retirement Funds currently invest include: Select Aggressive Growth (Sands Capital/DMC), Select Mid-Cap Value (Cooke & Bieler/Systematic), Select Mid Cap Growth Equity II (T. Rowe Price), Premier Capital Appreciation (OFI), Select Large Cap Value (Davis), Select Focused Value (Harris), Select Mid Cap Growth Equity (Wellington/Turner), Select Small Company Value (Federated Clover/T. Rowe Price/Earnest Partners), Select Small Company Growth (The Boston Company/Eagle), Select Small Cap Value Equity (SSgA FM), Select Emerging Growth (Essex/Insight Capital), Select Small Cap Growth Equity (Wellington Management/Waddell & Reed), Premier Discovery Value (OFI Institutional), Premier Value

(OFI Institutional), Oppenheimer Real Estate (OFI), Premier International Equity (OFI Institutional), Premier Strategic Emerging Markets (Baring), Premier Focused International (Baring), Select Strategic Bond (Western Asset), Premier High Yield (Babson Capital), Premier Money Market (Babson Capital) and Oppenheimer Commodity Strategy Total Return (OFI).

Effective June 16, 2009, the following information supplements information in the section titled About the Investment Adviser and Sub-Advisers:

Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe E. Teaneck, New Jersey 07666, manages a portion of the portfolio of the Mid-Cap Value Fund. Systematic was founded in 1982 and since 1995 has been a Delaware limited partnership with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of May 31, 2009, Systematic had approximately $6.1 billion in assets under management.

Ronald M. Mushock

is the lead portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Mushock, a Chartered Financial Analyst, has been the lead portfolio manager for all of Systematic’s mid cap portfolios since their inception in 2000 and all of Systematic’s small/mid cap portfolios since their inception in 2002. Mr. Mushock became a partner of Systematic in 2005.

D. Kevin McCreesh

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. McCreesh, a Chartered Financial Analyst, has been the Chief Investment Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-09-05

MASSMUTUAL SELECT FUNDS

Supplement dated June 16, 2009 to the

Statement of Additional Information dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Effective June 16, 2009, Systematic Financial Management, L.P. (“Systematic”) was added as a Co-Sub-Adviser to the Mid-Cap Value Fund.

The following information replaces similar information for the Mid-Cap Value Fund found on page B-4 in the section titled General Information:

The sub-advisers for the Mid-Cap Value Fund are Cooke & Bieler, L.P. (“Cooke & Bieler”), located at 1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103 and Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe E. Teaneck, New Jersey 07666.

The following information replaces similar information found on page B-41 in the section titled Management of the Trust:

As investment adviser and sub-advisers to the Funds, respectively, MassMutual, AllianceBernstein, Cooke & Bieler, Davis, DMC, Eagle, EARNEST Partners, Essex, Federated Clover, Harris, Insight Capital, J.P. Morgan, Legg Mason, MFS, NTI, Pyramis, Rainier, Sands Capital, SSgA FM, Systematic, T. Rowe Price, The Boston Company, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited may be considered part of the management of the Trust.

The following information replaces similar information found on page B-80 in the section titled Sub-Advisers:

Cooke & Bieler and Systematic both act as sub-advisers for the Mid-Cap Value Fund. Systematic is a Delaware limited partnership with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. (AMG). AMG is the majority owner of the firm, with the remaining equity spread between six active senior members of Systematic. AMG is a passive financial partner. Systematic’s management employees retain autonomous control of the investment philosophy and process, as well as comprehensive management of the firm.

Systematic was founded in 1982, as a registered investment advisor with the SEC pursuant to the Investment Advisors Act of 1940, specializing in the management of value portfolios. In 1995, a majority stake in the firm was sold to AMG, a holding company and publicly traded company that invests in mid-sized asset management firms. The firm was subsequently re-registered with the SEC as Systematic Financial Management, L.P. (Systematic) on April 10, 1995. In 1996, AMG brought in the current senior members of the investment management team.

The following information replaces similar information found on page B-89 in the section titled Codes of Ethics:

The Trust, MassMutual, the Distributor, AllianceBernstein, Cooke & Bieler, Davis, DMC, Eagle, EARNEST Partners, Essex, Federated Clover, Harris, Insight Capital, J.P. Morgan, Legg Mason, MFS, NTI, Pyramis, Rainier, Sands Capital, SSgA FM, Systematic, T. Rowe Price, The Boston Company, Turner, Victory, Waddell & Reed, Wellington Management, Western Asset and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

The following information supplements the information beginning on page B-110 in the section titled Appendix B—Proxy Voting Policies:

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

Summary of Proxy Voting Policies and Procedures

Systematic Financial Management, L.P. (“Systematic”), has adopted written proxy voting polices pursuant to Rule 206(4)-6 under the Advisers Act of 1940, as amended and has retained an independent proxy-voting agent (“agent”). Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. Systematic’s Proxy Voting Committee convenes as necessary. Issues reviewed by the Committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest or to review its voting policies and procedures.

Voting Guidelines

Systematic maintains four sets of proxy voting guidelines, one based on AFL-CIO policies for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans and the fourth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that the Firm has decided to sell, proxies issued for securities that the Firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action).

Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by Systematic’s proxy voting vendor on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. Systematic maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures in addition to how Systematic voted proxies for securities held in account(s) are available upon request.

The following information supplements the information found beginning on page B-295 in the section titled Appendix C—Additional Portfolio Manager Information:

Systematic Financial Management, L.P.

Mid-Cap Value Fund

The portfolio managers of the Mid-Cap Value Fund are Ronald M. Mushock and D. Kevin McCreesh.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ronald M. Mushock
Registered investment companies	6	$482.0 million	0	$0
Other pooled investment vehicles	1	$49.0 million	0	$0
Other accounts	1,277	$1.401 billion	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
D. Kevin McCreesh
Registered investment companies	4	$597.0 million	0	$0
Other pooled investment vehicles	6	$209.0 million	0	$0
Other accounts	181	$2.489 billion	1	$208 million

*	The information provided is as of May 31, 2009.

Ownership of Securities:

As of May 31, 2009, the portfolio managers did not own any shares of the Mid-Cap Value Fund.

Conflicts of Interest:

Systematic Financial Management, L.P. (Systematic) is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the funds, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to a fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of funds and other accounts may result in a portfolio manager devoting unequal time and attention to the management of funds or other accounts. However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interest of its clients.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of Systematic’s clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its Code of Ethics, which addresses personal securities trading, and a Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing funds, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both funds and the other accounts listed above.

Compensation:

The compensation package for portfolio managers Ronald M. Mushock and D. Kevin McCreesh consists of a fixed base salary and a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3001M-09-01